UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
December 21, 2012 (December 20, 2012)

CARDINAL ENERGY GROUP, INC.
formerly KOKO LTD.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-53923
(Commission File No.)

6037 Franz Road, Suite 103
Dublin, OH   43017
(Address of principal executive offices and Zip Code)

(614) 389-6643
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSORY ARRANGEMENTS OF CERTAIN OFFICERS.

On December 20, 2012, at a special meeting of our board of directors, Rashmi Yajnik was replaced as our president by Timothy W. Crawford. Timothy W. Crawford is our current principal executive officer and a member of the board of directors.

ITEM 8.01        OTHER EVENTS

Our OTCBB trading symbol has been changed from KOKX to CEGX.

Our corporate headquarters are now located at 6037 Franz Road, Suite 103, Dublin, Ohio 43017.  Our telephone number is 614-389-6643.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 21st day of December, 2012.

CARDINAL ENERGY GROUP, INC.

BY:	TIMOTHY W. CRAWFORD
Timothy W. Crawford
President and Principal Executive Officer